Exhibit 10.3

AMENDMENT TO EQUITY AWARD AGREEMENT

This amendment to equity award agreements (“Amendment”) is entered into by and between DaVita Inc. (“DaVita”), a Delaware corporation, and Patricia Jones (“Optionee”), an individual, as of the 1st day of March, 2008.

WHEREAS, Optionee and DaVita have entered into separate agreements concerning the grant of equity awards, including a Non-Qualified Stock Appreciation Rights Agreement and a Restricted Stock Unit Agreement (collectively, “Agreements”), both with the grant date of July 16, 2007; and

WHEREAS, both DaVita and Optionee desire to amend the Agreements through this Amendment;

THEREFORE, the parties agree as follow:

In consideration for DaVita continuing to employ Optionee, Optionee agrees, as of March 1, 2008, to relinquish, waive, and cancel any and all rights, title, ownership, or interest in any unvested equity awards as of that date granted to her by DaVita pursuant to the Agreements.

Patricia Jones	DaVita Inc.

/s/ Patricia Jones	/s/ Joseph Schohl
Signature	By: Joseph Schohl
Its: Vice President, General Counsel & Secretary

Approved as to Form

/s/ Steven M. Cooper
Steven M. Cooper
Assistant General Counsel - Labor